Putnam
Managed
High Yield
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-04

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on the past 12 months in the financial markets, stocks and bonds had generally steady results for most of the period. Markets were lifted by the resurgence of the economy, prompted in part by the 2003 tax cuts and the Federal Reserve Board's low interest-rate policy. Corporate earnings rose to their highest levels in years and many states even experienced minor improvements in tax revenues. However, since March 2004, uncertainty and volatility have returned to the markets. Bonds in particular experienced broad setbacks in April because of concerns that inflation could be sparked by vigorous job creation and rising energy prices. Markets continue to show vulnerability to these concerns and to the situation in Iraq.

As observers of financial markets for many years, we have gained the perspective that periods of uncertainty and transition usually reflect an effort by investors to incorporate new facts into their thinking. The resulting volatility is uncomfortable, but over time, it allows investors to set more realistic expectations for future investment performance. Uncertainty on its own is no reason to alter a well-planned investment strategy.

Putnam's portfolio management teams have monitored recent market movements, relying on their analysis to manage risks and identify opportunities. During the period ended May 31, 2004, your fund's managers have kept the fund well diversified across a wide array of industries and holdings, while taking advantage of those areas of the high-yield market where they saw strength. In the latter part of the period, fixed-income investors became concerned about the potential impact of higher inflation and interest rates on their investments, and all bond sectors were affected. High-yield bonds fared better than other, higher-quality sectors, however. In addition, your fund's management team kept abreast of the changing environment, accurately foreseeing that lower-quality bonds would outperform, as they typically do in the early stages of an economic recovery. As a result, your fund's returns at net asset value were ahead of the average return for its Lipper peer group, though your fund lagged its benchmark index.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 21, 2004


Report from Fund Management

Fund highlights

 * For the fiscal year ended May 31, 2004, Putnam Managed High Yield
   Trust had total returns of 12.95% at net asset value (NAV) and -4.99% at market price.

 * At NAV, your fund lagged the 13.26% return of its primary benchmark, the JP Morgan Developed High Yield Index, primarily because your fund had less exposure to deeply distressed bonds, which performed strongly during the period in comparison to the benchmark.

 * The fund's return at NAV was in line with the 12.83% average return of the Lipper High Current Yield Funds (closed-end) category.

 * The fund reduced its dividend during the period to $0.054 per share. Please see page 5 for details.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

For most of its fiscal year, Putnam Managed High Yield Trust benefited from a continuation of the positive environment that has fostered one of the strongest periods of sustained performance for high-yield bonds in many years. This environment has been characterized by a strengthening economy -- and expectations that the strength would continue -- combined with steadily declining default rates and significant improvements in corporate balance sheets. However, in the final six weeks of the period, the bond market as a whole became more volatile, as stronger-than-expected employment growth and higher oil prices caused concerns about higher inflation and the increased likelihood of Federal Reserve interest-rate hikes later in the year. Although high-yield bonds tend to perform well as the economy strengthens, the general bond-market downturn affected this sector. Your fund weathered the volatility well, however, and management's emphasis on lower-rated bonds helped the fund turn in solid results at NAV. Returns at market price reflect changes in investor demand, supply, and market conditions, as well as investment results; it is possible that the lower return at market price reflects decreasing investor enthusiasm for bond investments in light of anticipated interest-rate increases.

FUND PROFILE

Putnam Managed High Yield Trust seeks high current income and, as a secondary objective, capital growth, by investing in corporate high-yield bonds. The fund is designed for investors seeking higher fixed-income returns and who are willing to accept the added risks of investing in below-investment-grade bonds.


Market overview

During the past 12 months, the high-yield market contended with periods of significant volatility in the broader fixed-income markets -- the most severe of which occurred during the summer of 2003 -- but the sector benefited from the strengthening U.S. economy and declining default rates. In addition, higher corporate profits and cash flows -- the byproduct of the economic recovery -- helped improve corporate balance sheets.

As the new calendar year began, low inflation, accommodative Federal Reserve monetary policy, and weak jobs data in February 2004 combined to produce a general bond rally, and the high-yield market followed suit. However, the fiscal year's final months provided strong evidence that the U.S. recovery was steaming along and that the lackluster job market was finally springing to life. Strong employment gains caused a sharp sell-off in Treasuries in April, as investors factored in the high probability of a Federal Reserve rate hike in June, with others to follow in subsequent months. (Investors were proven correct, as the Fed raised rates by a quarter of a percentage point on June 30, a month after period end.) High-yield investors took this as a cue to sell holdings during the latter part of April and May, causing a downturn in the market and a widening of credit spreads (credit spreads are the difference between high-yield bond yields and Treasury yields).

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Developed High Yield Index (high-yield corporate
bond markets)                                                          13.26%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                        -0.44%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  1.52%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                         -0.03%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     18.33%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             30.29%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 32.66%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/04.
-------------------------------------------------------------------------------

Strategy overview

In this 12-month period, we continued to seek bonds from a diverse variety of sectors in our efforts to enhance the fund's performance while managing its risk exposure. In late 2002, we began a long-term strategy of gradually increasing the weighting, relative to the fund's benchmark, of lower-rated (i.e., lower-quality) bonds in the portfolio -- a strategy that continued throughout the period. We saw two key advantages to this strategy. First, with the improvement in the economy, companies that issued lower-quality bonds were seeing improvements in their businesses, reducing the risk that they would be unable to make interest payments on their debt. As a result, their credit ratings rose and their bonds appreciated in price. Secondly, with interest rates in the high-yield market declining along with those in the rest of the bond market over the past several years, lower-quality bonds have provided higher yields. These lower-quality holdings have provided greater price appreciation due to the improving credit quality of their issuers, while their higher income streams these securities produce have enhanced the bonds' total return ("total return" is the combination of income and price appreciation). In addition, higher-yielding, lower-quality bonds are typically less sensitive to rising interest rates than Treasuries, and this has been the case during the period. At this point, we have begun to consider reducing the fund's emphasis on lower-rated securities. The high-yield market appears to be transitioning from a period of extremely strong returns to one of more stable, moderate returns, and we believe that a smaller overweight to lower-rated bonds may be warranted.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                 as of 11/30/03         as of 5/31/04

Utilities and power                   7.8%                   8.2%

Chemicals                             5.4%                   5.9%

Telecommunications                    6.7%                   5.6%

Gaming and lottery                    5.1%                   5.5%

Oil and gas                           4.1%                   3.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

In comparison to the benchmark index, your fund did not substantially overweight or underweight any specific sectors during the period. Instead, we focused on selecting high-yielding bonds issued by companies we felt had solid balance sheets and were able to maintain a steady stream of interest payments. By carefully researching each issue, we also sought to avoid problematic companies (though in the high-yield market, this objective is not guaranteed to be successful). Market sectors that saw strong performance during the period included cable and wireless, financials, transportation, utilities, and manufacturing, and the fund generally participated in these gains. The strength of the overall market, combined with lower interest rates, also allowed companies to refinance their debt. The fund benefited from some refinancings in which portfolio holdings were redeemed at prices above par, providing the fund with a profit. Examples included bonds issued by Samsonite, the luggage maker, and Sealy, the well-known mattress company.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 DJ TRAC-X NA HY T1
   144A notes 7 3/8s, 2009
   Other

 2 PSF Group Holdings, Inc.
   144A Class A common stock
   Food

 3 Legrand SA (France)
   Debs 8 1/2s, 2025
   Manufacturing

 4 Qwest Corp.
   144A notes 9 1/8s, 2012
   Communications services

 5 Cablevision Systems Corp.
   144A sr. notes 8s, 2012
   Cable television

 6 NRG Energy, Inc.
   144A sr. sec. notes 8s, 2013
   Utilities and power

 7 AEP Industries, Inc.
   sr. sub. notes 9 7/8s, 2007
   Containers

 8 Calpine Corp.
   144A sec. notes 8 1/2s, 2010
   Utilities and power

 9 Argo-Tech Corp.
   company guaranty 8 5/8s, 2007
   Aerospace and defense

10 Allied Waste North America, Inc.
   company guaranty Ser. B, 7 5/8s, 2006
   Waste management

Footnote reads:
These holdings represented 9.9% of the fund's net assets as of 5/31/04. The fund's holdings will change over time.

Among the fund's larger positions, Charter Communications was a key contributor. While the firm faced competitive and financial pressures, the company met expectations and management's moves to refinance debt eased investor concerns about the company's liquidity.

The fund's sizeable stake in the chemicals sector also boosted returns, including investments in Huntsman International, a major producer of basic chemicals and petrochemicals like ethylene and propylene. Although energy prices were high, leading to skepticism about the sector's prospects, this cyclical sector benefited from the improving economy.

Among the detractors from performance during the period were securities issued by Pegasus Communications, a satellite TV company that filed for bankruptcy. In addition, Trico Marine Services, an energy services company, performed poorly and its bonds defaulted. We have sold the fund's Trico holdings, but the fund still holds a small position in Pegasus convertible preferred stock.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

The high-yield market has experienced dramatic changes in yield as well as in the spread, or yield difference, compared to Treasuries. Since the beginning of the market rebound in October 2002, yields in the high-yield market have dropped nearly 40%, while the yield spread over Treasuries has narrowed by more than 40%. As a result of these yield declines, the dividend for Putnam Managed High Yield Trust was reduced from $0.060 to $0.054 per share in October 2003.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of the team are Stephen Peacher (Portfolio Leader), Norm Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Neal Reiner, Robert Salvin, and Joseph Towell.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

After its strong performance in 2003, we believe the high-yield market has entered a new stage. The fundamental backdrop to the market remains positive, with continuing declines in the default rate and a strengthening economy, and last year's dramatic rally in prices reflected much of this good news. Going forward, we believe gains will be derived primarily from the yield advantage that this sector provides over other types of fixed-income securities, as well as any appreciation that arises from continued improvements in credit quality.

While substantial gains have already been achieved, we believe the high-yield market appears likely to outperform higher-quality bond sectors through the remainder of 2004 because high-yield bonds tend to perform better when interest rates rise -- as we expect them to -- than Treasuries and other higher-rated bonds. Although the valuations of high-yield bonds have increased substantially, we believe the market is still fairly valued in a historical context. The yield difference, or spread, over Treasuries, which is a primary indicator of this sector's value, has narrowed considerably in the past year (indicating rising value for high-yield bonds relative to other bond sectors), but we believe that continued spread-narrowing is possible, especially given that Treasury yields are expected to increase. Such narrowing would be a positive indicator for the high-yield market.

Of course, we remain vigilant about market and economic events, and will keep the portfolio as diverse as possible to mitigate the effects of market volatility caused by potentially higher interest rates.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Performance summary

This section shows your fund's performance during its fiscal year, which ended May 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


----------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/04
----------------------------------------------------------------------------
                                                               Lipper
                                              JP Morgan     High Current
                                              Developed     Yield Funds
                                     Market   High Yield    (closed-end)
                            NAV      price     Index*     category average
----------------------------------------------------------------------------
1 year                    12.95%     -4.99%     13.26%         12.83%
----------------------------------------------------------------------------
5 years                   17.27      -4.06      29.26          19.76
Annual average             3.24      -0.83       5.27           3.58
----------------------------------------------------------------------------
10 years                  76.26      58.56         --          85.84
Annual average             5.83       4.72         --           6.30
----------------------------------------------------------------------------
Annual average
Life of fund
(since 6/25/93)            5.77       4.08         --           6.53
----------------------------------------------------------------------------

   Performance does not reflect taxes on reinvested distributions.

   Index and Lipper results should be compared to fund performance at net asset value.

 * This index began operations on 12/31/94.

 + Over the 1-, 5-, and 10-year periods ended 5/31/04, there were 6, 4, and 4 funds, respectively, in this Lipper category.



--------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------
                                       NAV     Market price
--------------------------------------------------------------------------
1 year                                11.36%     -5.09%
--------------------------------------------------------------------------
5 years                               18.29      -6.02
Annual average                         3.42      -1.23
--------------------------------------------------------------------------
10 years                              78.04      69.32
Annual average                         5.94       5.41
--------------------------------------------------------------------------
Annual average
Life of fund
(since 6/25/93)                        5.86       4.02
--------------------------------------------------------------------------


---------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/04
---------------------------------------------------------------------------
Putnam Managed High Yield Trust
---------------------------------------------------------------------------
Distributions (number)                      12
---------------------------------------------------------------------------
Income 1                                    $0.6653
---------------------------------------------------------------------------
Capital gains 1                             --
---------------------------------------------------------------------------
Return of capital 2                         $0.0067
---------------------------------------------------------------------------
Total                                       $0.6720
---------------------------------------------------------------------------
Share value:                           NAV          Market price
---------------------------------------------------------------------------
5/31/03                                $8.45        $9.02
---------------------------------------------------------------------------
5/31/04                                 8.82         7.92
---------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------
Current dividend rate 3                7.35%        8.18%
---------------------------------------------------------------------------

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 See page 40 for details.

 3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of developed markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Putnam Managed High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Managed High Yield Trust, including the fund's portfolio, as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed High Yield Trust as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
July 2, 2004


The fund's portfolio
May 31, 2004

Corporate bonds and notes (92.1%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
      $100,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                            $102,750

Aerospace and Defense (2.6%)
-------------------------------------------------------------------------------
       360,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                             366,750
        80,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                      81,500
        35,000 BE Aerospace, Inc. sr. notes 8 1/2s,
               2010                                                      37,188
        15,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                      14,100
       220,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                         207,900
       240,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                       156,000
        25,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                      26,063
        85,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                      93,075
        23,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                      23,345
       325,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                    303,875
       250,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             265,000
        90,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                            98,550
        60,000 Vought Aircraft Industries, Inc.
               144A sr. notes 8s, 2011                                   56,100
                                                                 --------------
                                                                      1,729,446

Automotive (2.3%)
-------------------------------------------------------------------------------
        50,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                      53,625
       145,000 Collins & Aikman Products company
               guaranty 10 3/4s, 2011                                   143,550
        30,000 Dana Corp. notes 10 1/8s, 2010                            33,900
       165,000 Dana Corp. notes 9s, 2011                                186,863
        15,000 Dana Corp. notes 7s, 2029                                 13,800
        40,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                42,000
        95,000 Delco Remy International, Inc. 144A
               sr. sub. notes 9 3/8s, 2012                               91,913
        30,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                             30,075
       105,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                                101,850
       150,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                              171,285
EUR     30,000 Lear Corp. sr. notes 8 1/8s, 2008                         41,212
       $70,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                      71,050
       105,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                     101,325
EUR     50,000 Teksid Aluminum 144A company
               guaranty 11 3/8s, 2011 (Luxembourg)                       61,666
       $70,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                            75,600
       130,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                    144,300
       165,000 Visteon Corp. sr. notes 8 1/4s, 2010                     174,075
                                                                 --------------
                                                                      1,538,089

Beverage (0.1%)
-------------------------------------------------------------------------------
        45,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                                47,250

Broadcasting (2.7%)
-------------------------------------------------------------------------------
       210,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009 (United
               Kingdom)                                                 229,866
       300,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                             331,500
       440,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                      1,100
        52,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                      56,940
       280,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                     273,700
       260,000 Granite Broadcasting Corp. 144A sec.
               notes 9 3/4s, 2010                                       247,650
       105,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                    114,713
         5,719 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                 5,705
        70,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                      34,300
        52,000 RCN Corp. sr. disc. notes Ser. B,
               zero %, 2008 (In default) (NON)                           27,560
        60,000 Sinclair Broadcast Group, Inc.
               company guaranty 8 3/4s, 2011                             64,200
       301,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       310,406
        65,000 Young Broadcasting, Inc. 144A sr.
               sub. notes 8 3/4s, 2014                                   63,375
                                                                 --------------
                                                                      1,761,015

Building Materials (0.6%)
-------------------------------------------------------------------------------
        60,000 Building Materials Corp. company
               guaranty 8s, 2008                                         59,700
        95,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                             93,100
        45,000 Interface, Inc. 144A sr. sub. notes
               9 1/2s, 2014                                              44,663
       100,000 Nortek Holdings, Inc. 144A sr. notes
               stepped-coupon zero %  (10s,
               11/15/07), 2011 (STP)                                     75,000
        65,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                              71,988
         5,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                             2,000
       120,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                            48,000
                                                                 --------------
                                                                        394,451

Cable Television (3.2%)
-------------------------------------------------------------------------------
        10,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005  (In default)
               (NON)                                                     10,300
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                     20,950
        90,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2011 (In default)
               (NON)                                                     95,400
         5,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2006 (In default)
               (NON)                                                      5,150
         5,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009 (In default)
               (NON)                                                      5,250
        40,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007  (In
               default) (NON)                                            41,200
        80,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                               74,800
       430,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                           425,700
        70,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                      42,000
        35,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                      23,100
        90,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                             78,300
       200,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                            174,000
        75,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                             63,563
       265,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                     216,638
       200,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                     167,000
        20,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                      16,400
        75,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                      70,500
       125,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                     130,000
       115,000 Mediacom, LLC/Mediacom Capital Corp.
               sr. notes 9 1/2s, 2013                                   110,975
        90,000 Olympus Cable bank term loan FRN
               Ser. B, 6s, 2010  (acquired 6/20/02,
               cost $78,435) (RES)                                       87,284
        30,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                             27,450
       155,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   175,538
        50,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                     49,250
                                                                 --------------
                                                                      2,110,748

Chemicals (5.6%)
-------------------------------------------------------------------------------
       130,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                 141,050
        80,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                                58,400
       185,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       205,350
        50,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon zero %
               (12s, 6/1/08), 2013 (STP)                                 37,000
       130,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                          102,700
        35,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                      36,225
       290,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                            314,650
        60,000 Equistar Chemicals LP/Equistar
               Funding Corp. sr. notes 10 5/8s,
               2011                                                      65,850
       180,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            209,700
       140,000 Hercules, Inc. 144A sr. sub. notes
               6 3/4s, 2029                                             131,600
        35,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 10s, 2008                                   35,394
        40,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                 44,500
       140,000 Huntsman Co., LLC 144A sr. disc.
               notes zero %, 2008                                        80,500
        26,448 Huntsman Corp. bank term loan FRN
               Ser. A, 5.938s, 2007  (acquired
               various dates from 6/10/02 to
               7/17/02, cost $22,867) (RES)                              26,165
        20,229 Huntsman Corp. bank term loan FRN
               Ser. B, 10.1885s, 2007  (acquired
               various dates from 6/10/02 to
               7/17/02, cost $17,417) (RES)                              20,027
       220,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                   226,600
       270,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                       132,300
EUR     75,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                            89,751
       $75,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                             80,813
       230,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                    255,875
        10,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      10,950
       130,000 Lyondell Chemical Co. company
               guaranty 10 1/2s, 2013                                   139,750
       100,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    103,000
       225,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                             235,125
       225,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                    238,500
        25,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                        26,500
        25,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                      26,125
EUR     10,000 Nalco Co. 144A sr. notes 7 3/4s,
               2011                                                      12,492
EUR     10,000 Nalco Co. 144A sr. sub. notes 9s,
               2013                                                      12,388
      $300,000 Nalco Co. 144A sr. sub. notes
               8 7/8s, 2013                                             313,500
        31,547 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                        29,654
        70,155 Pioneer Companies, Inc. sec. FRN
               4.61s, 2006                                               66,296
        75,000 Resolution Performance Products, LLC
               sec. notes 8s, 2009                                       77,063
        25,000 Resolution Performance Products, LLC
               sr. notes 9 1/2s, 2010                                    25,563
EUR      5,000 Rhodia SA unsub. Ser. EMTN, 6 1/4s,
               2005 (France)                                              6,231
       $27,275 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                           25,911
        75,000 United Agri Products 144A sr. notes
               8 1/4s, 2011                                              84,000
                                                                 --------------
                                                                      3,727,498

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------
       190,000 Coinmach Corp. sr. notes 9s, 2010                        198,550
       181,488 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                                  18
DEM     97,550 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                                6
      $115,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                     124,200
       245,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                      262,456
                                                                 --------------
                                                                        585,230

Communication Services (7.8%)
-------------------------------------------------------------------------------
        60,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                        65,850
        50,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon zero %
               (12s, 7/31/05), 2009 (STP)                                48,500
        75,000 Alamosa Delaware, Inc. 144A sr.
               notes 8 1/2s, 2012                                        73,500
        35,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                     30,713
       155,000 American Cellular Corp. sr. notes
               Ser. B, 10s, 2011                                        136,400
       310,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             331,700
        65,000 American Tower Corp. 144A sr. notes
               7 1/2s, 2012                                              62,563
       125,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                    124,375
       100,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda)  (In
               default) (NON)                                             9,000
       160,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                           163,200
        25,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                               21,750
        60,000 Cincinnati Bell, Inc. company
               guaranty 7 1/4s, 2013                                     56,400
        70,000 Cincinnati Bell, Inc. notes 7 1/4s,
               2023                                                      64,750
       195,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                             174,525
       308,182 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                              31
       145,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       156,963
       165,000 Dobson Communications Corp. sr.
               notes 8 7/8s, 2013                                       129,113
        45,000 Eircom Funding notes 8 1/4s, 2013
               (Ireland)                                                 45,900
        65,000 Fairpoint Communications, Inc. sr.
               sub. notes 12 1/2s, 2010                                  68,738
       177,439 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008  (In
               default) (NON)                                                18
        18,674 Globix Corp. company guaranty 11s,
               2008 (PIK)                                                15,126
       150,000 Inmarsat Finance PLC 144A company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                                 148,125
        55,000 iPCS, Inc. 144A sr. notes 11 1/2s,
               2012                                                      55,550
       215,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010 (In default) (NON)
               (STP)                                                     97,825
       135,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                      118,800
       120,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      130,800
       368,000 MCI, Inc. sr. notes 7.735s, 2014                         334,420
        45,000 MCI, Inc. sr. notes 6.688s, 2009                          42,188
       205,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                       229,600
       205,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                       221,144
       175,000 Nextel Communications, Inc. sr.
               notes 7 3/8s, 2015                                       176,313
        55,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             64,075
       225,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                             230,625
        50,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                              56,000
       230,000 Qwest Communications International,
               Inc. 144A sr. notes 7 1/2s, 2014                         209,300
       475,000 Qwest Corp. 144A notes 9 1/8s, 2012                      503,500
        65,000 Qwest Services Corp. 144A notes 14s,
               2014                                                      77,025
        40,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                     45,400
        45,000 Rural Cellular Corp. sr. notes
               9 7/8s, 2010                                              45,113
        30,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                             29,700
        55,000 SBA Telecommunications, Inc. 144A
               sr. disc. notes stepped-coupon  zero %
               (9 3/4s, 12/15/07), 2011 (STP)                            40,150
        70,000 Triton PCS, Inc. company guaranty
               8 3/4s, 2011                                              61,425
       110,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                     118,250
        87,000 UbiquiTel Operating Co. bonds
               stepped-coupon zero %  (14s,
               4/15/05), 2010 (STP)                                      85,260
        65,000 UbiquiTel Operating Co. 144A sr.
               notes 9 7/8s, 2011                                        65,000
        60,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                            61,800
       100,000 Western Wireless Corp. sr. notes
               9 1/4s, 2013                                             103,000
                                                                 --------------
                                                                      5,129,503

Conglomerates (1.2%)
-------------------------------------------------------------------------------
       180,000 Tyco International Group SA company
               guaranty 7s, 2028 (Luxembourg)                           186,839
       235,000 Tyco International Group SA company
               guaranty 6 7/8s, 2029  (Luxembourg)                      240,475
        55,000 Tyco International Group SA company
               guaranty 6 3/4s, 2011  (Luxembourg)                       59,096
       325,000 Tyco International Group SA company
               guaranty 6s, 2013 (Luxembourg)                           329,194
         5,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                                  5,256
                                                                 --------------
                                                                        820,860

Construction (0.1%)
-------------------------------------------------------------------------------
       105,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                                84,000

Consumer (0.9%)
-------------------------------------------------------------------------------
       165,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                   179,850
       170,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                           113,900
       100,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                            111,500
       215,000 Samsonite Corp. 144A sr. sub. notes
               8 7/8s, 2011                                             215,000
                                                                 --------------
                                                                        620,250

Consumer Goods (1.2%)
-------------------------------------------------------------------------------
       125,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                       135,000
        45,000 Elizabeth Arden, Inc. 144A company
               guaranty 7 3/4s, 2014                                     44,775
       200,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    193,500
       140,000 Playtex Products, Inc. 144A sec.
               notes 8s, 2011                                           143,850
       135,000 Prestige Brands, Inc. 144A sr. sub.
               notes 9 1/4s, 2012                                       128,250
       125,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                   120,625
        45,000 Scotts Co. (The) 144A sr. sub. notes
               6 5/8s, 2013                                              44,325
                                                                 --------------
                                                                        810,325

Consumer Services (0.4%)
-------------------------------------------------------------------------------
       100,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       114,000
       130,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                    126,750
                                                                 --------------
                                                                        240,750

Containers (3.0%)
-------------------------------------------------------------------------------
       370,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                             375,550
        15,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                    16,613
EUR     15,000 Crown Holdings SA bonds 10 1/4s,
               2011 (France)                                             19,782
      $255,000 Crown Holdings SA notes 10 7/8s,
               2013 (France)                                            285,600
       285,000 Crown Holdings SA notes 9 1/2s, 2011
               (France)                                                 309,225
DEM    140,000 Impress Metal Packaging Holding NV
               sr. sub. notes 9 7/8s,
               2007 (Netherlands)                                        78,142
      $180,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    179,100
        90,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                     91,800
       130,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             136,825
        75,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                      79,500
       145,000 Solo Cup Co. 144A sr. sub. notes
               8 1/2s, 2014                                             145,000
       210,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                    210,000
        75,000 Tekni-Plex, Inc. 144A sr. sec. notes
               8 3/4s, 2013                                              72,000
                                                                 --------------
                                                                      1,999,137

Energy (6.2%)
-------------------------------------------------------------------------------
       145,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                       145,000
       150,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                            150,000
       110,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             117,700
       100,000 CHC Helicopter Corp. 144A sr. sub.
               notes 7 3/8s, 2014 (Canada)                               97,500
        75,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                         83,813
        45,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                     46,463
       235,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                             242,638
        95,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                              90,250
       140,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                             149,800
        14,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                             15,470
        90,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                     96,750
        45,000 Encore Acquisition Co. 144A sr. sub.
               notes 6 1/4s, 2014                                        42,300
       130,000 Exco Resources, Inc. 144A company
               guaranty 7 1/4s, 2011                                    129,350
       125,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                             127,500
        50,000 Forest Oil Corp. sr. notes 8s, 2011                       53,000
        35,000 Forest Oil Corp. sr. notes 8s, 2008                       36,838
        60,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                                  61,425
        70,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                      71,400
        65,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                              66,463
        95,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                              72,675
        65,000 Hanover Equipment Trust sec. notes
               Ser. A, 8 1/2s, 2008                                      68,250
        65,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                       70,850
        65,000 KCS Energy, Inc. 144A sr. notes
               7 1/8s, 2012                                              63,375
        50,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                              47,375
        15,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                     15,778
        90,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                      89,325
       130,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             139,750
        75,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                     69,750
       100,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                    105,250
       135,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                             122,175
        30,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                             31,350
       160,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                            162,000
       100,000 Petro Geo-Services notes 10s, 2010
               (Norway)                                                 102,500
        70,000 Plains All American Pipeline
               LP/Plains All American Finance
               Corp. company guaranty 7 3/4s, 2012                       76,586
       100,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                     108,000
        80,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                               86,400
       110,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     121,000
        10,000 Pride International, Inc. sr. notes
               10s, 2009                                                 10,500
        77,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                        78,251
       100,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                    102,625
       170,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      181,050
        25,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                        25,875
        45,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                              47,925
        25,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        25,688
       220,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                    244,200
                                                                 --------------
                                                                      4,092,163

Entertainment (1.4%)
-------------------------------------------------------------------------------
       100,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                       105,500
         7,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                         7,245
       100,000 AMC Entertainment, Inc. 144A sr.
               sub. notes 8s, 2014                                       96,000
       115,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 125,350
       180,000 Cinemark, Inc. 144A sr. disc. notes
               stepped-coupon zero %  (9 3/4s,
               3/15/09), 2014 (STP)                                     114,300
       335,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     329,138
       155,000 Six Flags, Inc. 144A sr. notes
               9 5/8s, 2014                                             152,869
                                                                 --------------
                                                                        930,402

Financial (1.1%)
-------------------------------------------------------------------------------
        55,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                    54,863
       145,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                   158,648
       293,473 Finova Group, Inc. notes 7 1/2s,
               2009                                                     162,878
        66,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                          72,105
        25,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                  25,875
        80,000 iStar Financial, Inc. sr. notes 6s,
               2010 (R)                                                  77,600
        85,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                           87,763
       100,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                             108,500
                                                                 --------------
                                                                        748,232

Food (1.3%)
-------------------------------------------------------------------------------
        60,740 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK)                                               41,911
        35,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                      35,700
        40,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                      42,900
       100,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                             106,250
        45,000 Dole Food Co. sr. notes 8 7/8s, 2011                      45,675
        35,000 Dole Food Co. sr. notes 8 5/8s, 2009                      35,350
       130,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                      93,600
       195,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                     182,325
       140,000 Pinnacle Foods Holding Corp. 144A
               sr. sub. notes 8 1/4s, 2013                              138,250
       110,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                         117,700
                                                                 --------------
                                                                        839,661

Forest Products and Packaging (3.0%)
-------------------------------------------------------------------------------
       100,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                           120,000
        65,000 Four M Corp. sr. notes Ser. B, 12s,
               2006                                                      65,325
        75,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                      69,750
       130,000 Georgia-Pacific Corp. company
               guaranty 9 3/8s, 2013                                    146,575
       250,000 Georgia-Pacific Corp. debs. 9 1/2s,
               2011                                                     286,250
       210,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                     216,300
EUR      5,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                    6,502
      $215,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   233,275
        62,781 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                             70,943
        75,000 Norske Skog Canada 144A sr. notes
               7 3/8s, 2014 (Canada)                                     73,340
       145,000 Potlatch Corp. company guaranty 10s,
               2011                                                     159,500
         5,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                              5,138
        10,000 Smurfit-Stone Container Corp.
               company guaranty 7 1/2s, 2013                              9,800
        40,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                              43,200
       140,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                             144,200
       325,000 Stone Container Corp. 144A company
               guaranty 11 1/2s, 2006                                   329,875
        25,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                            23,875
                                                                 --------------
                                                                      2,003,848

Gaming & Lottery (5.5%)
-------------------------------------------------------------------------------
       110,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                   125,400
        20,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                      22,050
       120,000 Argosy Gaming Co. 144A sr. sub.
               notes 7s, 2014                                           116,100
       160,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                             170,000
        30,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                              29,925
        70,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                   75,950
       155,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                    178,250
       105,000 Herbst Gaming, Inc. 144A sr. sub.
               notes 8 1/8s, 2012                                       105,525
       185,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                            188,700
       180,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                    187,650
        40,000 Inn of the Mountain Gods 144A sr.
               notes 12s, 2010                                           43,600
        75,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                              73,125
        10,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                              10,400
       160,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                             176,400
        60,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                                  59,475
        20,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                        21,150
        40,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                   42,700
       220,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                  218,350
       155,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       161,588
        85,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                            85,000
        95,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  103,313
       100,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                           110,250
       185,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       197,950
        95,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                   93,338
        45,000 Pinnacle Entertainment, Inc. 144A
               sr. sub. notes 8 1/4s, 2012                               42,638
       120,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                            133,200
       100,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                       107,250
        90,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                      86,400
        90,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                              84,600
       215,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                           181,675
       260,000 Trump Casino Holdings, LLC company
               guaranty 12 5/8s, 2010                                   263,900
       150,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                       172,313
                                                                 --------------
                                                                      3,668,165

Health Care (5.7%)
-------------------------------------------------------------------------------
        35,000 ALARIS Medical Systems, Inc. sr.
               sub. notes 7 1/4s, 2011                                   38,413
       233,400 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                   257,907
       105,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    107,363
       100,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             108,000
       170,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                     180,625
        15,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                             14,588
        32,528 Dade Behring, Inc. company guaranty
               11.91s, 2010                                              37,245
        60,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                             66,150
       100,000 Extendicare Health Services, Inc.
               144A sr. sub. notes 6 7/8s, 2014                          94,000
       105,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                           113,400
        50,000 HCA, Inc. debs. 7.19s, 2015                               50,541
        60,000 HCA, Inc. notes 8.36s, 2024                               62,122
        70,000 HCA, Inc. notes 7.69s, 2025                               67,805
        10,000 HCA, Inc. notes 7s, 2007                                  10,588
        35,000 HCA, Inc. notes 5 3/4s, 2014                              32,495
       185,000 Healthsouth Corp. notes 7 5/8s, 2012                     182,225
        75,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                      71,625
        45,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                      44,100
        45,000 Healthsouth Corp. sr. sub. notes
               10 3/4s, 2008                                             43,313
        65,000 Insight Health Services Corp. 144A
               company guaranty 9 7/8s, 2011                             66,138
        51,360 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                                55,340
       180,000 Mediq, Inc. debs. 13s, 2009 (In
               default) (NON)                                                18
       130,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                    146,250
        60,000 NeighborCare, Inc. 144A sr. sub.
               notes 6 7/8s, 2013                                        60,300
        35,000 Omega Health Care Investors 144A sr.
               notes 7s, 2014                                            33,250
       120,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                             114,600
       133,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                           151,953
       130,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                       124,800
        40,000 Service Corp. International debs.
               7 7/8s, 2013                                              39,300
        15,000 Service Corp. International notes
               7.2s, 2006                                                15,713
         5,000 Service Corp. International notes
               6 7/8s, 2007                                               5,075
        20,000 Service Corp. International notes
               6 1/2s, 2008                                              20,000
        50,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                      51,000
       140,000 Service Corp. International 144A sr.
               notes 6 3/4s, 2016                                       128,100
       130,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                            144,625
        85,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                      75,650
        10,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                               8,500
       155,000 Tenet Healthcare Corp. sr. notes
               6 3/8s, 2011                                             132,138
       190,000 Tenet Healthcare Corp. sr. notes
               5 3/8s, 2006                                             180,500
       245,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                     246,225
       190,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                                 182,400
        85,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                   86,700
        55,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                 60,225
        60,000 VWR International, Inc. 144A sr.
               notes 6 7/8s, 2012                                        59,400
                                                                 --------------
                                                                      3,770,705

Homebuilding (1.8%)
-------------------------------------------------------------------------------
        80,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                     84,400
        25,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                     26,313
       120,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                     129,900
        25,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      25,250
        50,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                      47,250
        10,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                            11,475
        90,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                             93,600
        50,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                        45,750
        70,000 K. Hovnanian Enterprises, Inc. 144A
               sr. notes 6 3/8s, 2014                                    63,000
        50,000 Meritage Corp. company guaranty
               9 3/4s, 2011                                              54,500
        40,000 Meritage Corp. 144A sr. notes 7s,
               2014                                                      37,800
        70,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                             79,800
        20,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                              19,900
       215,000 Standard Pacific Corp. sr. notes
               6 1/4s, 2014                                             193,500
        55,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                    57,200
        35,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                         36,313
        35,000 Technical Olympic USA, Inc. 144A
               sub. notes 7 1/2s, 2011                                   32,375
        30,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                    32,550
       130,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    138,450
                                                                 --------------
                                                                      1,209,326

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------
       200,000 Sealy Mattress Co. 144A sr. sub.
               notes 8 1/4s, 2014                                       195,000

Lodging/Tourism (2.2%)
-------------------------------------------------------------------------------
        73,000 FelCor Lodging LP company guaranty
               10s, 2008 (R)                                             77,745
       115,000 Gaylord Entertainment Co. 144A sr.
               notes 8s, 2013                                           114,425
       155,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                     165,850
       154,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008                            157,850
        60,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                  66,000
        35,000 Host Marriott LP sr. notes 7 1/8s,
               2013 (R)                                                  34,038
        98,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                         102,410
        85,000 ITT Corp. debs. 7 3/8s, 2015                              84,150
       105,000 ITT Corp. notes 6 3/4s, 2005                             108,675
       210,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                           226,800
        90,000 Meristar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                                 91,350
       105,000 Meristar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                    105,525
        10,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                       10,500
        80,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                       84,000
                                                                 --------------
                                                                      1,429,318

Machinery (1.2%)
-------------------------------------------------------------------------------
EUR     60,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                            83,157
      $140,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   156,800
EUR     25,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                    32,970
      $290,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             290,000
        35,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                      37,713
       190,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                            210,900
                                                                 --------------
                                                                        811,540

Manufacturing (2.8%)
-------------------------------------------------------------------------------
       145,000 Blount, Inc. company guaranty 13s,
               2009                                                     152,975
        60,000 Blount, Inc. company guaranty 7s,
               2005                                                      61,200
        75,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                  84,000
        93,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                            105,090
       130,000 Invensys PLC notes 9 7/8s, 2011
               (United Kingdom)                                         128,700
        56,000 JII Holdings, LLC 144A sec. notes
               13s, 2007                                                 50,400
       615,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                 633,450
        25,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                     21,000
        35,000 Mueller Group, Inc. 144A sec. FRN
               5.919s, 2011                                              35,875
        50,000 Mueller Group, Inc. 144A sr. sub.
               notes 10s, 2012                                           51,250
        85,000 Polypore, Inc. 144A sr. sub. notes
               8 3/4s, 2012                                              85,638
        75,000 Roller Bearing Company of America
               company guaranty Ser. B,  9 5/8s,
               2007                                                      73,500
        10,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                           9,600
       165,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    143,550
       110,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                             118,250
                                                                 --------------
                                                                      1,754,478

Media (0.5%)
-------------------------------------------------------------------------------
       100,000 Affinity Group, Inc. 144A sr. sub.
               notes 9s, 2012                                           101,500
        85,000 Capital Records, Inc. 144A company
               guaranty 8 3/8s, 2009                                     92,225
       140,000 Vivendi Universal SA sr. notes
               6 1/4s, 2008 (France)                                    146,300
                                                                 --------------
                                                                        340,025

Metal Fabricators (0.2%)
-------------------------------------------------------------------------------
       120,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             130,800

Metals (2.0%)
-------------------------------------------------------------------------------
       120,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                             105,000
        80,000 Armco, Inc. sr. notes 8 7/8s, 2008                        74,000
       166,278 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s,
               2008 (acquired various dates from
               7/27/01 to 5/13/04, cost $103,800)
               (RES) (PIK)                                              101,430
       175,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                   192,500
        85,000 International Steel Group, Inc. 144A
               sr. notes 6 1/2s, 2014                                    79,263
        10,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006  (In
               default) (NON)                                             9,950
       120,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003  (In
               default) (DEF) (NON)                                      10,800
EUR     80,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                         94,709
      $110,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    120,450
       175,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                            195,125
       214,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             235,935
        45,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004 (In default) (NON)                              22,500
         6,875 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010                                             4,125
        13,751 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011                                             8,251
        65,000 WHX Corp. sr. notes 10 1/2s, 2005                         58,500
                                                                 --------------
                                                                      1,312,538

Other (3.5%)
-------------------------------------------------------------------------------
     2,375,000 DJ TRAC-X NA HY T1 144A notes
               7 3/8s, 2009                                           2,276,998

Publishing (3.8%)
-------------------------------------------------------------------------------
       185,000 Dex Media West, LLC 144A sr. notes
               8 1/2s, 2010                                             201,650
        85,000 Dex Media, Inc. 144A disc. notes
               stepped-coupon zero %  (9s,
               11/15/08), 2013 (STP)                                     54,825
       250,000 Dex Media, Inc. 144A notes 8s, 2013                      238,125
        80,000 Garden State Newspapers, Inc. sr.
               sub. notes 8 5/8s, 2011                                   83,200
       290,618 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                    337,117
        95,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                              97,375
       175,000 MediaNews Group, Inc. sr. sub. notes
               6 7/8s, 2013                                             168,875
       185,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                             184,538
        80,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                              79,800
       135,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                     128,250
        65,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                              64,025
        20,000 RH Donnelley Finance Corp. I company
               guaranty 8 7/8s, 2010                                     22,000
       170,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                   187,000
        85,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                              99,450
       155,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    165,463
       120,000 Vertis, Inc. sub. notes 13 1/2s,
               2009                                                     121,800
       110,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                   109,450
       118,080 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                                99,187
       105,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                             89,250
                                                                 --------------
                                                                      2,531,380

Restaurants (0.4%)
-------------------------------------------------------------------------------
       110,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                             116,325
       140,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     117,250
                                                                 --------------
                                                                        233,575

Retail (1.8%)
-------------------------------------------------------------------------------
        80,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                       74,000
       160,000 Autonation, Inc. company guaranty
               9s, 2008                                                 179,200
        50,000 Finlay Fine Jewelry Corp. 144A sr.
               notes 8 3/8s, 2012                                        50,875
       155,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                     171,275
        30,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                      32,250
        90,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                      92,700
        20,000 JC Penney Co., Inc. notes 9s, 2012                        23,550
         5,000 JC Penney Co., Inc. notes 8s, 2010                         5,625
       100,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                             108,000
         5,000 Rite Aid Corp. debs. 6 7/8s, 2013                          4,450
        15,000 Rite Aid Corp. notes 7 1/8s, 2007                         15,075
        40,000 Rite Aid Corp. sec. notes 8 1/8s,
               2010                                                      41,400
        75,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                      76,875
         5,000 Rite Aid Corp. 144A notes 6s, 2005                         4,963
       195,000 Saks, Inc. company guaranty 7s, 2013                     192,075
        70,000 Toys R US, Inc. notes 7 5/8s, 2011                        70,000
        70,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                     74,900
                                                                 --------------
                                                                      1,217,213

Technology (2.6%)
-------------------------------------------------------------------------------
        82,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                    95,940
        87,000 DigitalNet Holdings, Inc. sr. notes
               9s, 2010                                                  91,350
       115,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             122,188
       125,000 Iron Mountain, Inc. company guaranty
               7 3/4s, 2015                                             124,063
        10,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                               7,550
       175,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                              132,125
        10,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                               9,300
       175,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                            170,844
        88,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                       101,200
        65,000 SCG Holding Corp. 144A notes zero %,
               2011                                                      91,650
       110,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                 115,225
       110,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                     113,025
       130,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                        113,287
        55,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                      60,574
        65,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                      60,450
       210,000 Xerox Corp. sr. notes 7 5/8s, 2013                       207,013
       125,000 Xerox Corp. sr. notes 7 1/8s, 2010                       125,000
                                                                 --------------
                                                                      1,740,784

Textiles (0.7%)
-------------------------------------------------------------------------------
       160,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            146,000
        75,000 Oxford Industries, Inc. 144A sr.
               notes 8 7/8s, 2011                                        79,500
        40,000 Phillips-Van Heusen Corp. 144A sr.
               notes 7 1/4s, 2011                                        39,600
       120,000 Russell Corp. company guaranty
               9 1/4s, 2010                                             125,100
        68,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                      77,520
                                                                 --------------
                                                                        467,720

Tire & Rubber (0.4%)
-------------------------------------------------------------------------------
        35,000 Goodyear Tire & Rubber Co. (The)
               notes 8 1/2s, 2007                                        34,475
       260,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       225,550
        35,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                        31,150
                                                                 --------------
                                                                        291,175

Tobacco (0.1%)
-------------------------------------------------------------------------------
        65,000 North Atlantic Trading Co. 144A sr.
               notes 9 1/4s, 2012                                        63,375

Transportation (1.5%)
-------------------------------------------------------------------------------
       221,742 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                               2
        85,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                             80,113
        95,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                      84,075
       170,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            127,500
        70,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s, 2005                      45,798
        41,742 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1, 7.779s, 2012                      27,132
       200,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            217,000
        30,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                             30,300
       120,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                            127,800
        15,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                    15,300
       120,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                    114,600
        65,631 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                      64,646
        40,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                            46,400
                                                                 --------------
                                                                        980,666

Utilities & Power (8.0%)
-------------------------------------------------------------------------------
        13,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      13,553
         4,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                       4,080
       130,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                     137,800
       190,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                             200,450
       170,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             164,475
        65,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                       70,200
        90,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s, 2008
               (Canada)                                                  53,550
        30,000 Calpine Corp. 144A sec. notes
               8 3/4s, 2013                                              24,975
       440,000 Calpine Corp. 144A sec. notes
               8 1/2s, 2010                                             367,400
        50,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                        52,853
        25,000 CenterPoint Energy Resources Corp.
               sr. notes Ser. B, 7 7/8s, 2013                            27,856
        15,000 CMS Energy Corp. pass-through
               certificates 7s, 2005                                     15,075
       130,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                     136,175
        40,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                      40,700
        30,000 CMS Energy Corp. 144A sr. notes
               7 3/4s, 2010                                              30,000
        30,000 DPL, Inc. bonds 8 1/8s, 2031                              28,500
       180,000 DPL, Inc. sr. notes 6 7/8s, 2011                         180,000
        55,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                              45,100
       245,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                      259,700
        65,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                              60,450
       100,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                              81,500
        45,000 Edison Mission Energy sr. notes 10s,
               2008                                                      47,250
        20,000 Edison Mission Energy sr. notes
               7.73s, 2009                                               18,950
        65,000 El Paso Corp. sr. notes 7 3/8s, 2012                      54,925
       160,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                             126,000
        30,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                              28,650
        30,000 El Paso Natural Gas Co. sr. notes
               Ser. A, 7 5/8s, 2010                                      30,375
       205,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                            193,725
       115,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance 144A sr. notes
               6 3/4s, 2014                                             110,113
        35,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                      36,446
       205,000 Midwest Generation, LLC 144A sec.
               notes 8 3/4s, 2034                                       201,925
       145,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                      158,050
       115,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                     125,781
       175,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                    187,906
        10,000 Northwestern Corp. debs. 6.95s, 2028
               (In default) (NON)                                         8,150
        20,000 Northwestern Corp. notes 8 3/4s,
               2012 (In default) (NON)                                   16,500
        25,000 Northwestern Corp. notes 7 7/8s,
               2007 (In default) (NON)                                   20,625
       415,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                                 413,963
       100,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                123,000
       140,000 PG&E Corp. 144A sec. notes 6 7/8s,
               2008                                                     147,000
        25,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                          25,750
       105,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                             109,200
        85,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                      86,913
       110,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                             100,100
        25,000 Sierra Pacific Power Co. 144A
               general ref. mtge. 6 1/4s, 2012                           23,750
       165,000 Sierra Pacific Resources 144A sr.
               notes 8 5/8s, 2014                                       159,638
        20,000 Southern California Edison Co. notes
               6 3/8s, 2006                                              21,037
        55,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                      61,600
        35,000 Teco Energy, Inc. notes 7.2s, 2011                        34,475
        55,000 Teco Energy, Inc. notes 7s, 2012                          53,213
        15,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                      13,050
        20,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                        19,600
       105,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                                  96,600
        35,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                               35,000
        70,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                              79,602
        25,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                              24,750
        25,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                              26,375
        95,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                              89,063
       120,000 Williams Cos., Inc. (The) sr. notes
               8 5/8s, 2010                                             130,500
        65,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                              68,250
        73,041 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                          7
                                                                 --------------
                                                                      5,302,199

Waste Management (1.3%)
-------------------------------------------------------------------------------
       240,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                     259,200
       330,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s,
               2006                                                     344,850
        90,000 Allied Waste North America, Inc.
               144A sec. notes 6 1/2s, 2010                              87,075
       110,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                          92,950
       100,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       101,000
                                                                 --------------
                                                                        885,075
                                                                 --------------
               Total Corporate bonds and notes
               (cost $61,221,159)                                   $60,927,663

Common stocks (1.6%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
           307 AboveNet, Inc. (NON)                                      $9,514
           384 Alderwoods Group, Inc. (NON)                               4,957
       180,000 AMRESCO Creditor Trust (acquired
               various dates from  5/5/99 to
               5/10/00, cost $38,828) (RES) (NON)
               (R)                                                          180
            40 Arch Wireless, Inc. Class A (NON)                          1,268
           324 Archibald Candy Corp. (NON)                                   16
           195 Birch Telecom, Inc. (NON)                                      2
            84 Comdisco Holding Co., Inc. (NON)                           1,932
       505,286 Contifinancial Corp. Liquidating
               Trust Units                                                5,053
         3,010 Covad Communications Group, Inc.
               (NON)                                                      6,472
           291 Crown Castle International Corp.
               (NON)                                                      4,286
         5,403 Globix Corp. (NON)                                        13,453
            33 Knology, Inc. (NON)                                          203
            19 Leucadia National Corp.                                      944
         1,111 Lodgian, Inc. (NON)                                       16,443
        20,000 Loewen Group International, Inc.
               (NON)                                                          2
           288 Mariner Health Care, Inc. (NON)                            4,612
        10,434 Pioneer Cos., Inc. (NON)                                  49,040
           136 Polymer Group, Inc. Class A (NON)                          1,768
           576 PSF Group Holdings, Inc. 144A Class
               A (NON)                                                  863,685
           102 RCN Corp. (NON)                                               18
            10 Sterling Chemicals, Inc. (NON)                               220
           178 Sun Healthcare Group, Inc. (NON)                           1,602
       259,509 VFB, LLC (acquired various dates
               from  12/21/99 to 10/27/00, cost
               $214,226) (RES) (NON)                                     49,307
        40,417 VS Holdings, Inc. (NON)                                    2,021
           533 Washington Group International, Inc.
               (NON)                                                     18,698
                                                                 --------------
               Total Common stocks
               (cost $4,247,305)                                     $1,055,696

Preferred stocks (1.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         4,746 Avecia Group PLC $4.00 pfd. (United
               Kingdom) (PIK)                                           $56,952
         1,828 Doane Pet Care Co. $7.125 pfd.                            76,776
             3 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                 2,055
            80 First Republic Capital Corp. 144A
               10.50% pfd.                                               82,800
         2,152 iStar Financial, Inc. $1.95 cum.
               pfd.                                                      51,670
            17 Paxson Communications Corp. 13.25%
               cum. pfd. (PIK)                                          151,300
           100 PRIMEDIA, Inc. Ser. F, $9.20 cum.
               pfd.                                                       8,700
            36 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd.                                                 30,240
           270 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                    172,800
                                                                 --------------
               Total Preferred stocks
               (cost $762,830)                                         $633,293

Foreign government bonds and notes (0.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $35,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                            $32,305
        15,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                    15,600
        30,000 Colombia (Republic of) notes
               10 3/4s, 2013                                             31,110
        10,000 Colombia (Republic of) unsub.
               9 3/4s, 2009                                              10,440
       115,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 6s  (7s,
               8/15/04), 2030 (STP)                                      81,075
        45,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                      37,800
        60,000 Russia (Federation of) unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                      54,570
       125,000 Ukraine (Government of) 144A bonds
               7.65s, 2013                                              119,750
       120,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                     125,940
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $494,401)                                   $508,590

Convertible preferred stocks (0.4%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         1,537 Crown Castle International Corp.
               $3.125 cv. pfd.                                          $69,934
           917 Omnicare, Inc. $2.00 cv. pfd.                             57,459
         1,112 Pegasus Communications Corp. Ser. C,
               6.50% cum. cv. pfd.                                       35,028
         1,160 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                  82,215
                                                                 --------------
               Total Convertible preferred stocks
               (cost $236,000)                                         $244,636

Units (0.3%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
       160,000 Morrison Knudsen Corp. zero %, 2032                      $21,600
           446 XCL Equity Units                                         197,851
                                                                 --------------
               Total Units (cost $913,153)                             $219,451

Convertible bonds and notes (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $20,000 AES Corp. (The) cv. sub. notes
               4 1/2s, 2005                                             $19,675
        85,000 Amkor Technologies, Inc. cv. notes
               5 3/4s, 2006                                              81,281
       490,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark)  (In
               default) (NON) (STP)                                           5
         5,000 Tower Automotive, Inc. cv. sub.
               notes 5s, 2004                                             5,000
        30,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                            33,075
                                                                 --------------
               Total Convertible bonds and notes
               (cost $544,771)                                         $139,036

Brady bonds (0.1%) (a) (cost $67,374)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $72,800 Peru (Republic of) FRB Ser. PDI, 5s,
               2017                                                     $61,334

Asset-backed securities (0.1%) (a) (cost $60,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $60,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                   $60,263

Warrants (0.3%) (a) (NON)                            Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
           108 AboveNet, Inc.                        9/8/08                $864
           127 AboveNet, Inc.                        9/8/10                 635
           200 Dayton Superior Corp. 144A            6/15/09                  2
             1 Doe Run Resources Corp. 144A          12/31/12                 1
           205 Huntsman Co., LLC 144A                5/15/11             36,900
            89 MDP Acquisitions PLC 144A (Ireland)   10/1/13              2,937
            70 Mikohn Gaming Corp. 144A              8/15/08                 28
             8 NTL, Inc.                             1/13/11                 62
            80 Pliant Corp. 144A                     6/1/10                   1
            84 Solutia, Inc. 144A                    7/15/09                  1
           120 Travel Centers of America, Inc. 144A  5/1/09                 600
           350 Ubiquitel, Inc. 144A                  4/15/10                  1
           329 Washington Group International, Inc.
               Ser. A                                1/25/06              3,074
           376 Washington Group International, Inc.
               Ser. B                                1/25/06              2,801
           202 Washington Group International, Inc.
               Ser. C                                1/25/06              1,343
           190 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10              9,500
                                                                 --------------
               Total Warrants (cost $159,790)                           $58,750

Short-term investments (2.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $162,506 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.00% to 1.21% and due dates ranging
               from June 1, 2004 to June 11, 2004
               (d)                                                     $162,496
     1,621,889 Putnam Prime Money Market Fund (e)                     1,621,889
                                                                 --------------
               Total Short-term investments
               (cost $1,784,385)                                     $1,784,385
-------------------------------------------------------------------------------
               Total Investments (cost $70,491,168)                 $65,693,097
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $66,178,621.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2004 was $284,393 or 0.4% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

  (e) See Note 4 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at May 31, 2004.


Forward currency contracts to buy at May 31, 2004
(aggregate face value $106,888)

                               Aggregate     Delivery      Unrealized
                   Value      face value         date    appreciation
---------------------------------------------------------------------
British Pound    $36,315         $36,224      9/15/04             $91
Euro              71,158          70,664      9/15/04             494
---------------------------------------------------------------------
                                                                 $585
---------------------------------------------------------------------


Forward currency contracts to sell at May 31, 2004
(aggregate face value $591,493)
                                Aggregate    Delivery      Unrealized
                   Value       face value     date       depreciation
---------------------------------------------------------------------
Euro            $596,184        $591,493      9/15/04         $(4,691)
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $172,909 of
securities on loan (identified cost $70,491,168) (Note 1)         $65,693,097
-------------------------------------------------------------------------------
Cash                                                                   58,315
-------------------------------------------------------------------------------
Foreign currency (cost $19,910) (Note 1)                               20,078
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,418,238
-------------------------------------------------------------------------------
Receivable for securities sold                                        454,840
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                   585
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)              22,274
-------------------------------------------------------------------------------
Total assets                                                       67,667,427

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 405,334
-------------------------------------------------------------------------------
Payable for securities purchased                                      733,054
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          128,516
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             24,476
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 26,986
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              520
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                    4,691
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                    328
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                    162,496
-------------------------------------------------------------------------------
Other accrued expenses                                                  2,405
-------------------------------------------------------------------------------
Total liabilities                                                   1,488,806
-------------------------------------------------------------------------------
Net assets                                                        $66,178,621

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 1)                                         $104,868,809
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (667,383)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (33,220,526)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                  (4,802,279)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $66,178,621

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($66,178,621 divided by 7,507,107
shares)                                                                 $8.82
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended May 31, 2004

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $811 from investment
in affiliated issuers) (Note 4)                                    $5,647,355
-------------------------------------------------------------------------------
Dividends                                                             183,393
-------------------------------------------------------------------------------
Securities lending                                                        818
-------------------------------------------------------------------------------
Total investment income                                             5,831,566

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      499,185
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        158,841
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             11,210
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,981
-------------------------------------------------------------------------------
Other                                                                 119,369
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 4)                           (155)
-------------------------------------------------------------------------------
Total expenses                                                        793,431
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (1,008)
-------------------------------------------------------------------------------
Net expenses                                                          792,423
-------------------------------------------------------------------------------
Net investment income                                               5,039,143
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (787,079)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (59,657)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                     17,725
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          3,594,932
-------------------------------------------------------------------------------
Net gain on investments                                             2,765,921
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $7,805,064
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended May 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $5,039,143       $5,448,345
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                               (846,736)      (6,483,586)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         3,612,657        6,451,978
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         7,805,064        5,416,737
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                        (4,993,812)      (5,721,276)
-------------------------------------------------------------------------------
From return of capital                               (50,354)        (103,566)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            2,760,898         (408,105)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                 63,417,723       63,825,828
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $667,383
and $1,292,445, respectively)                    $66,178,621      $63,417,723
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning and end of
year                                               7,507,107        7,507,107
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                                            Year ended May 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.45           $8.50           $9.49          $10.91          $12.30
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .67 (d)         .73             .86            1.16            1.16
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .37            (.01)           (.86)          (1.41)          (1.27)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.04             .72              -- (e)        (.25)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.66)           (.76)           (.87)          (1.17)          (1.21)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                      (.01)           (.01)           (.12)             --            (.07)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.67)           (.77)           (.99)          (1.17)          (1.28)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.82           $8.45           $8.50           $9.49          $10.91
---------------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                                              $7.92           $9.02           $9.48          $10.80          $10.19
---------------------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                                        (4.99)           4.15           (2.91)          18.34          (15.61)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $66,179         $63,418         $63,826         $71,211         $81,898
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.19 (d)        1.22            1.19            1.14            1.08
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   7.57 (d)        9.17            9.69           11.41            9.92
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     66.18           73.72           73.39           97.63           97.22
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of less than 0.01% based on average net assets (Note 4).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2004

Note 1
Significant accounting policies

Putnam Managed High Yield Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's primary investment objective is to seek high current income. The fund intends to achieve its objective by investing in high yielding income securities. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At May 31, 2004, the value of securities loaned amounted to $172,909. The fund received cash collateral of $162,496, which is pooled with collateral of other Putnam funds into 17 issuers of high-grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2004, the fund had a capital loss carryover of $32,039,053 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------
    $2,584,483   May 31, 2007
     4,168,119   May 31, 2008
     3,778,275   May 31, 2009
     8,384,999   May 31, 2010
    11,264,568   May 31, 2011
     1,858,609   May 31, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2005 $1,145,185 of losses recognized during the period November 1, 2003 to May 31, 2004.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, dividends payable, defaulted bond interest, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2004, the fund reclassified $579,731 to decrease distributions in excess of net investment income and $317,996 to decrease paid-in-capital, with an increase to accumulated net realized loss of $261,735.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation             $2,574,856
Unrealized depreciation             (7,669,010)
                                  ------------
Net unrealized depreciation         (5,094,154)
Capital loss carryforward          (32,039,053)
Post October loss                   (1,145,185)
Cost for federal income
tax purposes                       $70,787,251

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on 0.75% of the average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended May 31, 2004, the fund paid PFTC $158,841 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2004, the fund's expenses were reduced by $1,008 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $550, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.


The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended May 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $41,992,320 and $43,033,153, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Investment in Putnam Prime
Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $811 for the period ended May 31, 2004.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.


Federal tax information
(Unaudited)

For the year ended May 31, 2004, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 3.64% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended May 31, 2004, the fund hereby designates 2.07% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of TransCanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, Inc., a private equity firm specializing in real estate investments, and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004, Associate at Ropes & Gray LLP; prior to 2000, Law Clerk for the
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel of
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

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215024  590  7/04



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
May 31, 2004        $35,200     $--             $3,300    $12
May 31, 2003        $33,200     $--             $3,100    $--

For the fiscal years ended May 31, 2004 and May 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $3,312 and $ 3,100 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
May 31, 2004        $--             $--   $--         $--
May 31, 2003        $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Elizabeth T. Kennan

(b)  Not applicable

Item 6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting Procedures for Referral Items
------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 27, 2004